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                                                                     Rule 497(e)
                                                 File Nos. 33-78960 and 811-8510


                          MATTHEWS INTERNATIONAL FUNDS

                         AMENDMENT DATED APRIL 18, 2002
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
               DATED DECEMBER 28, 2001 AS REVISED JANUARY 10, 2002


Effective March 1, 2002, each Fund, pursuant to a Shareholder Services Agreement, will pay a shareholder service fee at an annual rate of up to 0.15% of that Fund's average daily net assets. The fee is intended to reimburse Matthews International Capital Management LLC, the investment adviser to the Funds, for providing or arranging for services to shareholders of the Funds. Additionally, the annual expense limitation for the Matthews Korea Fund will be reduced from 2.50% to 2.00%. Accordingly, please note the changes below to the relevant pages of the Prospectus and Statement of Additional Information of the Funds.

The following table replaces the table that appears under the caption "Fees and Expenses" on page 14 of the Prospectus:

                                                      OTHER EXPENSES
                                                        (INCLUDING         TOTAL
                                       DISTRIBUTION/  MAXIMUM 0.15%       ANNUAL    FEE REDUCTION      NET EXPENSES
                         MANAGEMENT     RULE 12b-1     SHAREHOLDER       OPERATING  AND/OR EXPENSE         AFTER
MATTHEWS FUND               FEES           FEES        SERVICE FEE)      EXPENSES   REIMBURSEMENT      REIMBURSEMENT
-------------               ----           ----        ------------      --------   -------------      -------------
Pacific Tiger               1.00%          None           1.05%            2.05%        0.15%              1.90%
Asian Growth and Income     1.00%          None           1.05%            2.05%        0.15%              1.90%
Korea                       1.00%          None           0.93%            1.93%        None               1.93%
China                       1.00%          None           1.15%            2.15%        0.15%              2.00%
Japan                       1.00%          None           1.23%            2.23%        0.23%              2.00%
Asian Technology            1.00%          None           1.84%            2.84%        0.84%              2.00%

The following table replaces the table that appears under the caption "Example" on page 14 of the Prospectus:

NAME OF FUND               1 YEAR         5 YEARS        5 YEARS          10 YEARS
------------               ------         -------        -------          --------
Pacific Tiger               $193           $611           $1,072           $2,138
Asian Growth and Income     $193           $611           $1,072           $2,138
Korea                       $195           $605           $1,039           $2,082
China                       $203           $642           $1,123           $2,206
Japan                       $203           $650           $1,148           $2,246
Asian Technology            $203           $715           $1,341           $2,550

The following paragraph should be added before the last paragraph on page 19 of the Prospectus:

SHAREHOLDER SERVICES AGREEMENT

Each Fund, pursuant to a Shareholder Services Agreement with the Advisor, will pay the Advisor a shareholder service fee at an annual rate of up to 0.15% of that Fund's average daily net assets. The fee is intended to reimburse the Advisor for providing or arranging for services to shareholders of the Funds.

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The following paragraphs should be added to the last full paragraph in the first column of page 29 of the Statement of Additional Information:

SHAREHOLDER SERVICES AGREEMENT

The Trust entered into a Shareholder Services Agreement with Matthews International Capital Management LLC, the investment adviser to the Funds, on April 17, 1998 (the "Services Agreement"). The Advisor (or its affiliate) serves as the service provider under the Services Agreement and, as such, receives any fees paid by the Funds pursuant to the Services Agreement. On April 3, 2002, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Agreement or in any agreement related to the Services Agreement, at a special meeting, voted to implement the provisions of the Services Agreement with respect to each Fund, effective March 1, 2002.

Under the Services Agreement, each Fund will pay a continuing service fee to the Advisor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.15% per annum of the average daily net assets of each Fund. Such amounts are compensation for providing certain services to shareholders owning shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.